Exhibit 99.1

[SEACOAST STATIONERY]

June 9, 2016

VIA EMAIL AND CERTIFIED MAIL

Mr. John P. Sullivan

Managing Director

CapGen Financial

120 West 45th Street, Suite 1010

New York, NY 10036

Dear John:

We are in receipt of your letter dated June 8, 2016.

The Seacoast Board of Directors appreciates the views of all of the Company’s shareholders and we will continue to work diligently to enhance shareholder value.

Sincerely,

/s/ Dennis Hudson III

Dennis Hudson III

Chairman, President and CEO

Seacoast Banking Corporation of Florida

cc: Seacoast Board of Directors